Summary of Significant Accounting Policies - Schedule of Activity of Allowance for Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Balance at beginning of year	$ 24,426	$ 21,647
Change in reserve due to the provision	5,112	7,633
Change in reserve due to the interest and other adjustments	(1,153)	1,771
Amounts written off, net of recoveries	(11,989)	(6,625)
Balance at end of year	$ 16,396	$ 24,426